NATIONS FUNDS TRUST
Corporate Bond Portfolio
(the “Fund”)

Supplement dated March 30, 2005
to the Prospectus dated August 1, 2004

     Effective immediately, the prospectus for the Fund is hereby supplemented to reflect a change in how the Fund is managed. Specifically, the prospectus is supplemented to reflect the replacement of the portfolio manager responsible for the Fund’s day-to-day investment decision-making. This supplement identifies the manager that previously managed the Fund, the new individual that is added as the portfolio manager and by providing biographical information regarding the new portfolio manager. All references to the portfolio management of the Fund throughout the prospectus should be read in accordance with this supplemental information, as applicable.

Nations Fund	Previous Portfolio Manager	New Portfolio Manager
Corporate Bond Portfolio	Mark Newlin	Brian Drainville

Portfolio Manager’s Biographical Information

Brian Drainville, CFA

Brian Drainville, vice president, is a senior fixed income portfolio manager for Columbia Management,1 where he has served in this capacity for more than five years. Mr. Drainville joined the firm in 1996 and worked the three prior years as an equities and options operations manager at Barry, Murphy and Co. He currently manages Nations Bond Fund, Corporate Bond Portfolio and Nations Intermediate Bond Master Portfolio and may also manage other investment products for both BACAP and Columbia Management.

Mr. Drainville earned his BA degree from the College of the Holy Cross. He is a member of the Fixed Income Management Society of Boston, the CFA Institute, and the Bond Analysts Society of Boston, and has been a member of the investment community for eleven years.

[1]	Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. BACAP, an SEC-registered investment adviser, is part of Columbia Management and is a wholly-owned subsidiary of Bank of America Corporation.